TECHNIPOWER LLC

FINANCIAL STATEMENTS

Six Months ended June 30, 2006 and 2005

TECHNIPOWER LLC

FINANCIAL STATEMENTS

June 30, 2006 and 2005

CONTENTS

PAGE

Financial Statements

Balance Sheet - June 30, 2006	1

Statements of Operations for the Six Months Ended June 30, 2006 and 2005	2

Statement of Members' Equity for the Six Months Ended June 30, 2006	3

Statements of Cash Flow for the Six Months Ended June 30, 2006 and 2005	4

Notes to Financial Statements	5 - 14

TECHNIPOWER LLC

BALANCE SHEET (UNAUDITED)

June 30, 2006

ASSETS

Current assets:
Cash and cash equivalents	$206,509
Accounts receivable, less allowance of $2,000	916,788
Inventories	1,512,887
Other current assets	50,443
Total current assets	2,686,627

Property and equipment:
Machinery and equipment	759,611
Furniture and fixtures	1,791
761,402
Accumulated depreciation	(685,119)
Property and equipment, net	76,283

Total assets	$2,762,910

LIABILITIES AND MEMBERS' EQUITY

Current liabilities:
Note payable	$700,000
Accounts payable	548,747
Accrued expenses	317,211
Capital lease obligations	15,143
Total current liabilities	1,581,101

Capital lease obligations, less current portion	1,545

Total liabilities	1,582,646

Members' equity	1,180,264

Total liabilities and members' equity	$2,762,910

See accompanying notes.

TECHNIPOWER LLC

STATEMENTS OF OPERATIONS (UNAUDITED)

Six Months Ended June 30, 2006 and 2005

	2006	2005
Net sales	$2,511,174	$2,460,042

Operating expenses:
Cost of product sales	1,282,081	1,325,265
Research and development	478,604	419,021
Selling, general and administrative	467,793	455,892
Non-cash compensation	109,346	—
	2,337,824	2,200,178
Operating income	173,350	259,864

Other expenses:
Interest expense, including $49,817 in 2006 and $30,325	63,740	31,372
in 2005 to an affiliate
Other expense (income)	61,946	(2,091)
	125,686	29,281
Income from continuing operations	47,664	230,583

Loss from discontinued operations	—	(547,444)

Net income (loss)	$47,664	$(316,861)

See accompanying notes.

TECHNIPOWER LLC

STATEMENT OF MEMBERS' EQUITY (UNAUDITED)

Six Months Ended June 30, 2006

Balance, December 31, 2005	$1,227,635

Net income	47,664

Distributions	(95,035)

Balance, June 30, 2006	$1,180,264

See accompanying notes.

TECHNIPOWER LLC

STATEMENTS OF CASH FLOWS (UNAUDITED)

Six Months Ended June 30, 2006 and 2005

	2006	2005
CASH FLOW FROM OPERATING ACTIVITIES:
Net income (loss)	$47,664	$(316,861)
Adjustments to reconcile net income (loss) to net cash
provided (used) by operating activities:
Loss from discontinued operations	-	547,444
Depreciation	22,741	23,657
Compensation expense relating to capital appreciation units	109,346	-
Changes in operating assets and liabilities:
Accounts receivable	(234,572)	117,725
Inventories	(202,001)	(159,225)
Other current assets	4,566	(10,361)
Accounts payable and accrued expenses	216,795	170,064
Net cash (used) provided by continuing operations	(35,461)	372,443
Net cash used by discontinued operations	-	(34,937)
Net cash (used) provided by operating activities	(35,461)	337,506

CASH FLOW FROM INVESTING ACTIVITIES
Purchase of equipment	(8,623)	(33,665)
Net cash used by continuing operations	(8,623)	(33,665)
Net cash used by discontinued operations	-	(43,061)
Net cash used by investing activities	(8,623)	(76,726)

CASH FLOW FROM FINANCING ACTIVITIES:
Repayment of note payable to related party	(525,000)	(505,000)
Borrowing under note payable with bank	700,000	-
Debt issuance costs	(33,166)	-
Repayment of capital lease obligations	(7,270)	(6,900)
Member equity distributions	(95,035)	(218,051)
Net cash provided (used) by continuing operations	39,529	(729,951)
Net cash provided by discontinued operations	-	800,000
Net cash provided by financing activities	39,529	70,049

Net change in cash and cash equivalents	(4,555)	330,829

Cash and cash equivalents, beginning of year	211,064	30,527

Cash and cash equivalents, end of year	$206,509	$361,356

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
INFORMATION:
Cash paid for interest	$62,952	$35,581

See accompanying notes.

TECHNIPOWER LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
June 30, 2006 and 2005

NOTE 1 - NATURE OF OPERATIONS

Technipower, LLC (the “Company”) was formed in December 2002 as a Delaware limited liability company, combining certain business assets and liabilities of Power Designs Inc. and Integrated Power Systems, LLC. The Company develops and manufactures high reliability, high precision AC-DC and DC-DC power converters in both switching and linear configurations. In January 2005 the Company began developing a high voltage/high power line of embedded power conversion products targeted for commercial and industrial applications. The Company distributes its products internationally primarily to military and industrial organizations and own equipment manufacturers.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of Technipower LLC and its subsidiary, CBL Systems LLC (“CBL”). On August 1, 2005, the Company distributed its membership interest in CBL to its members and certain other related parties. The results of operations for CBL through June 30, 2005 are reported on a separate line in the accompanying consolidated statements of operations as discontinued operations. Refer to Note 9.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition and Accounts Receivable

The Company recognizes revenue from product sales when it is realized or realizable and earned. The Company considers revenue realized and realizable when it has persuasive evidence of an arrangement, the product has been delivered and is fully functional, the sales price is fixed or determinable and collectibility is reasonably assured. In general, these conditions are met when the product is shipped. Credit is extended based on an evaluation of each customer’s financial condition; collateral is not required. The Company provides an allowance for uncollectible trade receivables, when appropriate, based on aging analysis, specific known troubled accounts and historical collection experience

TECHNIPOWER LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
June 30, 2006 and 2005

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Cash and Cash Equivalents

The Company considers all highly liquid instruments with original maturities when purchased of three months or less to be cash equivalents. At June 30, 2006 and 2005, there were no cash equivalents.

Inventory

Inventory, which consists of raw materials, completed sub-assemblies and electronic components, is stated at the lower of cost or market on a first-in first-out basis.

Property and Equipment

Property and equipment is carried at cost. Depreciation is charged to expense over the estimated useful lives of the equipment using the straight-line method. In general, the useful life of the Company’s equipment is between 3 and 7 years. When assets are retired or disposed of, the cost and related accumulated depreciation are removed from the accounts and any gain or loss is recognized for the period.

At June 30, 2006, the Company had equipment with a net carrying value of $28,256 that was under capital lease agreements. Amortization expense for this equipment is included in depreciation expense.

Advertising

The Company expenses advertising costs as incurred. Advertising expenses for the six months ended June 30, 2006 and 2005 were $1,179 and $0 respectively.

Shipping and Handling Costs

Shipping and handling costs are included in cost of product sales. Shipping and handling costs of freight and delivery fees were $17,468 and $15,973 for the six months ended June 30, 2006 and 2005, respectively.

Income Taxes

The Company is organized as a limited liability company. The Internal Revenue Service and the State of Connecticut treat the Company as a partnership for income tax purposes, therefore, the Company is not subject to federal and state income taxes as such taxes are the responsibility of its members.

TECHNIPOWER LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
June 30, 2006 and 2005

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Capital Appreciation Units and Warrants

The Company adopted FASB Statement No. 123(R), Share-Based Payment (SFAS No. 123(R)), on January 1, 2006. SFAS No. 123(R) requires that compensation cost relating to share-based payment transaction be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. SFAS No. 123(R) replaces SFAS No. 123, Accounting for Stock-Based Compensation (SFAS No. 123), and supersedes Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees (APB 25). Prior to the adoption of SFAS No. 123(R), the Company applied the intrinsic vale recognition and measurement principles of APB 25 in accounting for stock-based compensation, including its employee capital appreciation units (CAU) and warrants issued to members of the Company’s Board of Managers.

The Company selected the prospective method to adopt FAS 123(R) which is available to non-public companies. As such, the Company will apply the provisions of FAS 123(R) to stock-based payments made beginning in 2006. Previously issued CAUs will continue to be accounted for using the intrinsic value method until such awards are settled. All warrants outstanding at January 1, 2006 were fully vested. There were no warrants or CAU’s issued for the six month period ended June 30, 2006. Compensation expense included in the Company’s results of operations for the six months ended June 30, 2006 associated with the CAUs was $109,346 and $0, respectively.

The Company issued warrants to acquire 250,000 regular units for the six month period ended June 30, 2005. Had compensation cost been determined based on the fair value at the grant date consistent with the fair value methodology of SFAS No. 123, net loss for the six month period ended June 30, 2005 would have been approximately $37,500 higher. The Company used the following assumptions to establish the fair value of the warrants issued during the six month period ended June 30, 2005:

Risk-free interest rate	4.52%
Expected life of options	10 years
Expected dividend rate	None
Expected volatility	None

TECHNIPOWER LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
June 30, 2006 and 2005

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Research and Development Costs

Research and development costs are expensed as incurred.

NOTE 3 - INVENTORIES

Inventories at June 30, 2006 consisted of the following:

Raw materials	$1,405,565
Work-in-process	785,793
Finished goods	56,035
Allowance for slow moving and obsolete inventories	(734,506)

$1,512,887

NOTE 4 - COMMITMENTS AND CONTINGENCIES

Revolving Note Payable

On May 4, 2006 the Company entered into a revolving note payable agreement (the “Note”) with a bank. Under the provisions of the Note, the Company can borrow up to $1,500,000 based on a collateral formula inclusive of accounts receivable and certain classes of inventory. The Note bears interest at the prime rate, requires no principal amortization, and has a maturity date of June 1, 2007. The Company used proceeds from the Note of $607,766 to pay the Affiliate Note and related interest of $32,766.

TECHNIPOWER LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
June 30, 2006 and 2005

NOTE 4 - COMMITMENTS AND CONTINGENCIES (Continued)

Leases

The Company leases certain equipment under capital leases with third parties, which include a security interest in the property maintained by the lessors.  In addition, the Company leases its premises in Danbury, Connecticut under an operating lease, which expires in July 2012. The lease requires the lessor to furnish certain improvements to the demised premises and provides for escalations for real estate taxes and operating expenses. Future minimum lease payments lease at June 30, 2006 follow:

	Operating Lease	Capital Leases

2006	$48,750	$7,600
2007	97,500	10,875
2008	97,500	—
2009	97,500	—
2010	97,500	—
Thereafter	150,313	—

	$589,063	18,475
Interest		(1,787)

		$16,688

Rent expense for the six months ended June 30, 2006 and 2005 was $51,998 and $52,295, respectively.

Other Assets

During 2003 the Company and its subsidiary became party to litigation relating to a $129,917 term note payable to a legal firm that had rendered services to the Company in 2003 in connection with the acquisition of its CBL membership interest. Pending settlement of mutual disputes over services rendered and payment default under the term note, the Company placed $225,000 in escrow in November 2003. This escrow deposit is included in other assets attributable to discontinued operations at August 1, 2005 when the CBL membership interest was distributed to the Company’s members. Refer to Note 9.

Employment Agreements

The Company has an employment arrangement with a company (the “Management Company”) that provides senior operating and financial management services. The Management Company has a minority membership interest in the Company and its principals hold membership equity share options of the Company issued in accordance with the Company’s operating agreement. The employment arrangement has no definite term and provides for a minimum annual compensation of $330,000 in 2006 and $300,000 in 2005.

TECHNIPOWER LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
June 30, 2006 and 2005

NOTE 4 - COMMITMENTS AND CONTINGENCIES (Continued)

Final compensation expense for any year is approved by the Company’s Board of Managers. Total compensation expense under the employment arrangement was $165,000 and 187,253 for the six months ended June 30, 2006 and 2005, respectively. The Company has employment agreements with other key employees made in the normal course of business. Such agreements are generally on an “at will” basis.

NOTE 5 - RELATED PARTY TRANSACTIONS

Notes Payable

The Company had a revolving note payable from an affiliate (the “Affiliate Note”), which provided for maximum borrowings of $1,000,000 through December 31, 2005 and bore interest at 12% per annum. Substantially all assets were pledged as security for the Affiliate Note. The Affiliate Note was subsequently paid in full on May 4, 2006.

CBL had a note payable of $129,917 from a law firm, which bore interest at 10% per annum and was due on demand. At the time of the distribution of the CBL membership interest on August 1, 2005, the total amount outstanding related to the note payable was $138,637, including $8,720 of accrued interest.

On January 18, 2005 CBL executed a promissory note payable to an affiliate in the amount of $1,000,000. The note bore interest at 12% per annum, was secured by all of CBL’s assets and matures on January 31, 2008. Borrowings under the note were $800,000 at June 30, 2005. At the time of the distribution of the CBL membership interest on August 1, 2005, amounts borrowed under the loan totaled $900,000.

NOTE 6 - CONCENTRATION RISKS

Credit Risk

The Company maintains its cash and cash equivalents in accounts that may exceed Federal Deposit Insurance Corporation (FDIC) insured limits from time to time. The Company minimizes its risk by selecting financial institutions considered to be highly credit worthy.

At June 30, 2006, approximately 80% of accounts receivable were due from seven customers. The Company generally does not require collateral. The Company performs ongoing evaluations of customer accounts to minimize credit risk.

Customers

The Company’s customer base consists primarily of military and industrial organizations and own equipment manufacturers. During the six months ended June 30, 2006 and 2005, approximately 82% and 85% respectively, of the Company’s revenue was earned from ten customers. Two and four customers each represented in excess of 10% of revenue for the period respectively.

TECHNIPOWER LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
June 30, 2006 and 2005

NOTE 7 - MEMBERS’ EQUITY

Membership Units

The Company has authorized membership units of 50,000,000 regular units and 40,000,000 preferred units. There were 6,025,000 regular units issued and outstanding at June 30, 2006. There are no issued and outstanding preferred units.

Capital Appreciation Units

In November 2003 the Board of Managers of the Company adopted the Designation Certificate and Capital Appreciation Unit Plan (“the Plan”). The Plan enabled the Company to make incentive-based compensation awards to its employees, officers, directors and consultants. An aggregate of 10,000,000 units were authorized for issuance under the Plan. The Plan requires that the threshold price of an award be set according to the aggregate market value of the Company as of the valuation date, valuing the Company as a closely held business in which units are not freely tradable. Holders of capital appreciation units are entitled to an interest in the capital of the Company, but have no interest in the profits or losses of the Company, except for those profits and net cash flow resulting from a capital transaction, subject to the applicable threshold.

Additional information with respect to the Plan’s activity is as follows:

	Number of Units	Weighted Average Threshold Price

Outstanding at December 31, 2005	567,026	$0.60
Granted	15,000	0.42

Outstanding at June 30, 2006	582,026	$0.60

Units vested at June 30, 2006	311,193	$0.42

TECHNIPOWER LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
June 30, 2006 and 2005

NOTE 7 - MEMBERS’ EQUITY (Continued)

The following tables summarize information about units outstanding and vested at June 30, 2006:

Threshold Prices	Number of Units Outstanding	Number of Units Vested
$0.42	457,026	311,193
1.25	125,000	—

Warrants

The Company has granted membership warrants to certain recipients that serve as lenders to the Company and/or are on the Company’s Board of Managers. These warrants were not issued pursuant to the Designation Certificate and Capital Appreciation Unit Plan. The Company issued 250,000 warrants to members of the Board of Managers in the six months ended June 30, 2005. There was no issuance of membership warrants for the six months ended June 30, 2006. Outstanding warrants (all of which are exercisable) at June 30, 2006 follow:

Exercise Price	Number of Shares	Expiration Date
$0.42	250,000	December 2014
0.42	150,000	December 2013
0.42	1,235,855	July 2013
0.42	150,000	December 2012

	1,785,855

NOTE 8 - EMPLOYEE BENEFIT PLAN

The Company has a defined contribution benefit plan covering substantially all employees. The plan is intended to comply with Section 401(k) of the Internal Revenue Code. Each year eligible participants may elect to make salary reduction contributions on their behalf up to a maximum of the lesser of 100% of pre-tax compensation or the annual maximum established by the Internal Revenue Service. Participants may also make voluntary after-tax contributions to the plan. The Company does not make contributions to the plan but does pay certain expenses of the plan, which are not material.

TECHNIPOWER LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
June 30, 2006 and 2005

NOTE 9 - DISCONTINUED OPERATIONS

In 2005, the Company’s Member Board agreed to distribute its investment in membership units of CBL to the Company’s members and certain warrant holders. The Company recorded the distribution at the historical carrying amounts of CBL’s assets and liabilities as of August 1, 2005, the effective date. As such, there was no gain or loss recorded as a result of the distribution. On the effective date, CBL’s liabilities were in excess of its assets by $572,126 which was recorded as a member contribution. Management has classified CBL as a discontinued operation for all periods reported in the accompanying financial statements.

CBL had revenues of approximately $460,000 for the six months ended June 30, 2005.

CBL’s assets and liabilities as of August 1, 2005 and June 30, 2005 follow:

	August 1, 2005	June 30, 2005

Current assets
Cash	$64,641	$21,325
Accounts receivable	126,598	115,531
Inventory	272,999	309,038
Prepaid expenses	14,794	14,082
	479,032	459,976
Other assets
Equipment, net	76,831	78,251
Other	229,394	229,394
	306,225	307,645
Total assets	785,257	767,621

Current liabilities
Accounts payable	(201,737)	(231,917)
Accrued expenses	(125,729)	(109,031)
Note payable to affiliate	(900,000)	(800,000)
Note payable	(129,917)	(129,917)
	(1,357,383)	(1,270,865)

Net deficit	$(572,126)	$(503,244)

TECHNIPOWER LLC
NOTES TO FINANCIAL STATEMENTS
June 30, 2006 and 2005 (Unaudited)

NOTE 10 - SUBSEQUENT EVENTS

Sale of Membership Interests

On August 17, 2006, Solomon Technologies, Inc. (Solomon) acquired all of the Company’s outstanding membership units. Certain members of the Company’s Board of Managers, which hold warrants, are also shareholders of Solomon.